UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2018

NOBLE MIDSTREAM PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-37640	47-3011449
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 20, 2018, Noble Midstream Partners LP (the Partnership) issued a press release announcing results for the fiscal year and quarter ended December 31, 2017. A copy of the press release issued by the Partnership is furnished as Exhibit 99.1 to this Current Report and will be published on the Partnership’s website at www.nblmidstream.com.
The information in this Item 2.02 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act.
Item 7.01. Regulation FD Disclosure.
On February 20, 2018, the Partnership issued a press release with respect to its 2018 capital budget and operational and financial guidance. A copy of the press release issued by the Partnership is furnished as Exhibit 99.2 to this Current Report and will be published on the Partnership’s website at www.nblmidstream.com.
In addition, on February 20, 2018, the Partnership posted a presentation to its website at www.nblmidstream.com.
The information furnished in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated February 20, 2018 announcing results for the fiscal year and quarter ended December 31, 2017.
99.2	Press Release dated February 20, 2018 announcing the 2018 capital budget and operational and financial guidance.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE MIDSTREAM PARTNERS LP
By: Noble Midstream GP, LLC, Its General Partner

Date:	February 20, 2018	By:	/s/ John F. Bookout, IV
John F. Bookout, IV
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 20, 2018 announcing results for the fiscal year and quarter ended December 31, 2017.
99.2	Press Release dated February 20, 2018 announcing the 2018 capital budget and operational and financial guidance.